                                                                 Exhibit 10.24.3

LISTING APPLICATION TO
NEW YORK STOCK EXCHANGE, INC.



                    FIDELITY NATIONAL FINANCIAL, INC. (FNF)

                   157,993 Additional Shares of Common Stock
                            to be issued pursuant to
                  an Agreement for Purchase and Sale of Stock
                                  of CRM, Inc.


Securities Presently Issued and Outstanding:                                  12,472,810

Securities Held in Treasury:                                                   5,168,853

Securities Issued Pursuant
          to this Application:                                                   157,993

Securities Reserved for Issuance                                              14,698,750
         Prior to this Application

Securities Authorized for Listing                                             32,498,406
         Giving Effect to this Application


All requisite approvals and authorizations will have been received, and required supporting documents relating to this transaction will have been filed with the New York Stock Exchange.

Fidelity National Financial, Inc.


By:      /s/ M' Liss Jones Kane
         ----------------------
         M'Liss Jones Kane
         Senior Vice President

The New York Stock Exchange, Inc. hereby authorizes, upon official notice of issuance, the listing of 157,993 additional shares of Common Stock.


By:      /s/ Thomas E. Veit
         -------------------------------
         Thomas E. Veit
         Vice President - Client Service